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                                                                    EXHIBIT 10.4

                           AMENDMENT TO CEO AGREEMENT
                           --------------------------


     This Amendment to CEO Agreement (this "Amendment") is entered into by and between Sterling Commerce, Inc., a Delaware corporation (the "Company"), and Sterling L. Williams (the "Executive").

     A. The Company and the Executive entered into a CEO Agreement, dated as of February 12, 1996 (the "Agreement").

     B. For good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Executive desire to amend the Agreement as set forth below.

     NOW, THEREFORE, the Company and the Executive agree as follows:

     1. Effective October 11, 1996, the words "CEO Agreement" in the title and introduction of the Agreement are hereby deleted and replaced with the words "Chairman Agreement."

     2. Effective October 11, 1996, the words "and Chief Executive Officer" in the second recital of the Agreement and in the second and third lines of Section 1 of Agreement are hereby deleted.

     3. The time period "five years" in Section 3 of the Agreement is hereby deleted and replaced with the time period "seven years."

     4. The words "five (5) year" in Section 6 of the Agreement are hereby deleted and replaced with the words "seven (7) year."

     5. In all other respects, the terms of the Agreement will remain in full force and effect.

     Except as provided above, this Amendment is effective as of December 1, 1996.

                              STERLING COMMERCE, INC.


                              By:  /s/ Warner C. Blow
                                   ---------------------------------------------
                                   Warner C. Blow, President and CEO

                              EXECUTIVE


                              /s/ Sterling L. Williams
                              --------------------------------------------------
                              Sterling L. Williams